The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account C
                               Multi-Fund(R) Select

                 Supplement to the Prospectus dated May 1, 2007

This Supplement modifies the expenses charged by certain funds as presented in your Multi-Fund(R) Select variable annuity prospectus. It is for informational purposes and requires no action on your part.

The following table shows the expenses charged by each fund as of January 1, 2008: (as a percentage of each fund's average net assets):


                          Management                  Other                                     Total         Total
                          Fees          12b-1 Fees*   Expenses**                  Total         Contractual   Expenses
                          (before any   (before any   (before any   Acquired      Expenses      waivers/reim  (after
                          waivers/reim- waivers/reim  waivers/reim  Fund Fees)    (before any   bursements    Contractual
                          bursements) + bursements +  bursements +  Expenses =    waivers/reim-  (if any)     waivers/reim-
                                                                                  bursements)                 bursements)

------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
LVIP Delaware Bond Fund      0.34%         0.35%         0.07%         0.00%         0.76%
--------------------------------------  ------------- ------------- ------------- ------------- ------------- -------------
LVIP Growth and Income       0.33%         0.35%         0.07%         0.00%         0.75%
Fund

------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
LVIP Delaware Managed        0.41%         0.35%         0.09%         0.00%         0.85%
Fund
------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
LVIP Delaware Social         0.35%         0.35%         0.07%         0.00%         0.77%
Awareness Fund

------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
LVIP Delaware Special        0.37%         0.35%         0.08%         0.00%         0.80%
Opportunities Fund
------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

* The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1 fee.
** The fees and expenses shown in the table above have been restated to reflect a change in the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.


Please refer to your prospectus for all other fees and charges associated with your variable annuity contract, and for the expenses of the other funds offered in your contract.



               Please retain this Supplement for future reference.